Exhibit 99.1

AMENDED AND RESTATED BYLAWS

OF

SCOTT’S LIQUID GOLD-INC.

(A Colorado Corporation)

Effective as of July 13, 2011

i

ii

ARTICLE XI EMERGENCY BYLAWS AND ACTIONS	24

ARTICLE XII AMENDMENTS	24

iii

AMENDED AND RESTATED BYLAWS

OF

SCOTT’S LIQUID GOLD-INC.

(A Colorado Corporation)

ARTICLE I

OFFICES AND CORPORATE SEAL

Section 1.1 Principal Office. The initial principal office of the Corporation shall be as set forth in the Articles of Incorporation. The Board of Directors, from time to time, may change the principal office of the Corporation.

Section 1.2 Other Offices. The Corporation may also maintain offices at such place or places, either within or without the State of Colorado, as may be designated from time to time by the Board of Directors, and the business of the Corporation may be transacted at such other offices with the same effect as that conducted at the principal office.

Section 1.3 Registered Office. The registered office of the Corporation shall be as set forth in the Articles of Incorporation, unless changed as provided by the provisions of the Colorado Business Corporation Act, as it may be amended from time to time, or any successor law (the “Act”).

Section 1.4 Corporate Seal. A corporate seal shall not be requisite to the validity of any instrument executed by or on behalf of the Corporation, but nevertheless if in any instance a corporate seal be used, the same shall be in the form approved by resolution of the Board of Directors.

ARTICLE II

SHAREHOLDERS’ MEETINGS

Section 2.1 Annual Meetings. The annual meetings of shareholders for the election of directors to succeed those directors whose terms expire and for the transaction of such other business as may be properly brought before the meeting shall be held each year at such date and time as may be designated by resolution of the Board of Directors from time to time.

Section 2.2 Special Meetings. The Corporation shall hold a special meeting of shareholders (i) on call of its President or Board of Directors, or (ii) if, subject to the requirements set forth below in this Section 2.2 and in Section 2.15, the Corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. The business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the demand. Except in accordance with this Article, shareholders shall not be permitted to propose business to be brought before a special meeting of the shareholders.

Section 2.3 Place of Meetings. The Board of Directors may designate any place, either within or outside of the State of Colorado, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation.

Section 2.4 Notice of Meetings. Not less than 10 nor more than 60 days prior to each annual or special meeting of shareholders, written notice of the date, time and place of each annual and special shareholders’ meeting shall be given to each shareholder entitled to vote at such meeting; provided, however, that if the authorized shares of the Corporation are proposed to be increased, at least 30 days’ notice in like manner shall be given; and provided, further, that if the Act prescribes notice requirements for particular circumstances (as in the case of the sale, lease or exchange of the Corporation’s assets other than in the usual and regular course of business, or the merger or dissolution of the Corporation), the provisions of the Act shall govern. If three successive notices mailed to any shareholder in accordance with the provisions of this Section are returned as undeliverable, no further notices to such shareholder shall be necessary until another address for such shareholder is made known to the Corporation.

Section 2.5 Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors of the Corporation may fix in advance a date as the record date for any such determination of shareholders (other than one involving a purchase, redemption, or other acquisition of the of the Corporation’s shares), such date in any case to be not more than seventy days and, in the case of a meeting of shareholders, not less than ten days prior to the date on which the particular event or action, requiring such determination of shareholders, is to occur. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof unless otherwise required by the Act, the Articles of Incorporation or these Bylaws.

Section 2.6 Shareholder Records. The officer or agent having charge of the stock transfer books for shares of the Corporation shall be responsible for preparing a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged by voting group and within each voting group by class or series of shares and that is alphabetical within each class or series of shares, and that lists the address of and the number of shares of each class or series held by each shareholder. The record shall, beginning the earlier of ten days before any meeting of shareholders or two business days after notice of the meeting is given and continuing through the meeting, be kept on file at the principal office of the Corporation, whether within or outside of the State of Colorado, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours during such period. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

The original stock transfer books shall be the prima facie evidence as to who are the shareholders entitled to examine the record or transfer books or to vote at any meeting of shareholders.

Section 2.7 Organization and Procedure. The Board of Directors shall (i) appoint the chairperson for all meetings of shareholders and (ii) establish the rules and procedures for the orderly conduct of all meetings of shareholders.

Section 2.8 Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless otherwise provided in the Act or in the Corporation’s Articles of Incorporation, a majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter. In the absence of a quorum at any shareholders’ meeting, a majority of the votes present in person or represented by proxy and entitled to vote on any matter at the meeting may adjourn the meeting from time to time for a period not to exceed 120 days from the original date of the meeting without further notice (except as provided in Section 2.9) until a quorum shall be present or represented.

Section 2.9 Adjournment. When a meeting is for any reason adjourned to another date, time or place, notice need not be given of the adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 120 days from the date of the original meeting, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder as of the new record date.

Section 2.10 Voting.

a. Except as provided by law or in the Articles of Incorporation, at every meeting of shareholders, or with respect to corporate action which may be taken without a meeting, each outstanding share having voting power is entitled to one vote, and each fractional share, if any is outstanding, is entitled to a corresponding fractional vote, on each matter voted on at a shareholders’ meeting.

b. A shareholder may vote the shareholder’s shares in person or by proxy. A shareholder may appoint a proxy by signing an appointment form, either personally or by the shareholder’s attorney-in-fact. A shareholder may appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype or other electronic transmission providing a written statement of the appointment to the proxy, to a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the Corporation; except that the transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. An appointment of a proxy is not effective against the Corporation until the appointment is received by the Corporation. The appointment is effective for eleven months unless a different period is expressly provided in the appointment form. An appointment of a proxy shall be revocable by the shareholder except as may be permitted or provided by law.

c. When a quorum is present at any meeting of shareholders, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the matter is one upon which a different vote is required by express provision of a statute, or the Articles of Incorporation, or these Bylaws, in which case such express provision shall govern and control the decision on such matter.

Section 2.11 Inspectors. The chairperson of the meeting may at any time appoint two or more inspectors to serve at a meeting of the shareholders. Such inspectors shall decide upon the qualifications of voters, including the validity of proxies, accept and count the votes for and against the matters presented, report the results of such votes, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock within each voting group that is issued and outstanding and entitled to vote thereon and the number of shares within each voting group that voted for and against the matters presented. The voting inspectors need not be shareholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director’s or officer’s election to any position with the Corporation or on any other matter in which such officer or director may be directly interested.

Section 2.12 Meeting by Telecommunication. If and only if permitted by the Board of Directors, any or all of the shareholders may participate in an annual or special shareholders’ meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. If the Board of Directors determines to allow shareholders to participate in a shareholders’ meeting by telecommunication, the Board shall establish the terms and conditions under which shareholders may participate by such means and shall cause the notice of the meeting to contain such terms and conditions. Only shareholders who comply with the terms and conditions indicated in such notice shall be entitled to so participate by telecommunication in the shareholders’ meeting. A shareholder participating in a meeting by telecommunication in compliance with the terms and conditions established by the Board of Directors is deemed to be present in person at the meeting.

Section 2.13 Notice of Business to be Brought Before an Annual Meeting.

a. At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the Corporation and specified in the notice of meeting given by or at the direction of the Board of Directors, (ii) brought before the meeting by or at the direction of the President or Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder who (A) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation)

both at the time of giving the notice provided for in this Section and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board of Directors, the foregoing clause (iii) shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting of the shareholders. Shareholders seeking to nominate persons for election to the Board of Directors must comply with Section 2.14 and this Section shall not be applicable to nominations except as expressly provided in Section 2.14.

b. Without qualification, for business to be properly brought before an annual meeting by a shareholder, the shareholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation at the principal office of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal office of the Corporation not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not later than the later of (i) 90 days prior to such annual meeting, or (ii) the date that is 10 days after the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

c. To be in proper form for purposes of this Section, a shareholder’s notice to the secretary of the Corporation shall set forth:

i. As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Persons, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Shareholder Information”);

ii. As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether

(1) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (2) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (3) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, (E)(1) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (2) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (F) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (F) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner; and

iii. As to each item of business that the shareholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (1) between or among any of the Proposing Persons or (2) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such shareholder.

For purposes of this Section, the term “Proposing Person” shall mean (i) the shareholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such shareholder or beneficial owner, and (iv) any other person with whom such shareholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).

A person shall be deemed to be “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

d. A shareholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section shall be true and correct as of the record date for the meeting and as of the date of the meeting or any adjournment or postponement thereof.

e. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with this Section. The chairman or presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

f. This Section is expressly intended to apply to any business proposed to be brought before an annual meeting of shareholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. In addition to the requirements of this Section with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section shall be deemed to affect the rights of shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

g. For purposes of these Bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Section 2.14 Notice of Nominations for Election to the Board of Directors.

a. Nominations of any person for election to the Board of Directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board of Directors, including by any committee or persons appointed by the Board of Directors, or (ii) by a shareholder who (A) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section as to such nomination. The foregoing clause (ii) shall be the exclusive means for a shareholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting or special meeting.

b. Without qualification, for a shareholder to make any nomination of a person or persons for election to the Board of Directors at an annual meeting, the shareholder must (i) provide Timely Notice (as defined in Section 2.13) thereof in writing and in proper form to the secretary of the Corporation at the principal office of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a shareholder to make any nomination of a person or persons for election to the Board of Directors at such special meeting, the shareholder must (i) provide timely notice thereof in writing and in proper form to the secretary of the Corporation at the principal office of the Corporation, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section. To be timely, a shareholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal office of the Corporation not earlier than the date that is one hundred fifty days prior to such special meeting and not later than the date that is one hundred twenty days prior to such special meeting or, if later, the tenth day following the day on which public disclosure (as defined in Section 2.13) of the date of such special meeting was first made. In no event shall any adjournment of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

c. To be in proper form for purposes of this Section, a shareholder’s notice to the secretary shall set forth:

i. As to each Nominating Person (as defined below), the Shareholder Information (as defined in Section 2.13(c)(i), except that for purposes of this Section the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.13(c)(i));

ii. As to each Nominating Person, any Disclosable Interests (as defined in Section 2.13(c)(ii), except that for purposes of this Section the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.13(c)(ii) and the disclosure in clause (F) of Section 2.13(c)(ii) shall be made with respect to the election of directors at the meeting);

iii. As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to this Section if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Section 2.13(c)), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K (or any successor regulations) if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.14(f); and

iv. The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s corporate governance guidelines or (B) that could be material to a reasonable shareholder’s understanding of the independence or lack of independence of such proposed nominee.

For purposes of this Section, the term “Nominating Person” shall mean (i) the shareholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such shareholder or beneficial owner, and (iv) any other person with whom such shareholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

d. A shareholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section shall be true and correct as of the record date for the meeting and as of the date of the meeting or any adjournment or postponement thereof.

e. Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

f. To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section) to the secretary at the principal office of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee satisfies the Applicable Qualification Criteria (as defined below) and (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the shareholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

For purposes of this Section, the term “Applicable Qualification Criteria” shall mean that the proposed nominee (i) is capable of demonstrating to the reasonable satisfaction of Board of Directors or a committee thereof, in its sole discretion, an understanding of basic financial statements, (ii) is over 21 years of age, (iii) has relevant business experience (taking into account the business experience of the other directors) and high moral character, in each case as determined by the Board of Directors or a committee thereof, in its sole discretion, and (iv) satisfies such other criteria for service on the Board of Directors as may be set forth from time to time by the Corporation.

g. In addition to the requirements of this Section with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

Section 2.15 Special Meeting Procedures.

a. No shareholder may demand that the Corporation call a special meeting of the shareholders pursuant to Section 2.2 unless a shareholder of record has first submitted a request in writing that the Board of Directors fix a record date for the purpose of determining the shareholders entitled to demand that the Corporation call such special meeting, which request shall be in proper form and delivered to, or mailed and received by, the secretary of the Corporation at the principal office of the Corporation.

b. To be in proper form for purposes of this Section, a request by a shareholder for the Board of Directors to fix a record date shall set forth:

i. As to each Requesting Person (as defined below), the Shareholder Information (as defined in Section 2.13(c)(i), except that for purposes of this Section the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.13(c)(i));

ii. As to each Requesting Person, any Disclosable Interests (as defined in Section 2.13(c)(ii), except that for purposes of this Section the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.13(c)(ii) and the disclosure in clause (F) of Section 2.13(c)(ii) shall be made with respect to the business proposed to be conducted at the special meeting); and

iii. As to the purpose or purposes of the special meeting, (A) a reasonably brief description of the purpose or purposes of the special meeting and the business proposed to be conducted at the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each Requesting Person, and (B) a reasonably detailed description of all agreements, arrangements and understandings (1) between or among any of the Requesting Persons or (2) between or among any Requesting Person and any other person or entity (including their names) in connection with the request for the special meeting or the business proposed to be conducted at the special meeting.

For purposes of this Section, the term “Requesting Person” shall mean (i) the shareholder making the request to fix a record date for the purpose of determining the shareholders entitled to demand that the a special meeting be called, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made, (iii) any affiliate or associate of such shareholder or beneficial owner, and (iv) any other person with whom such shareholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined in Section 2.13(c)).

c. Within thirty days after receipt of a request to fix a record date in proper form and otherwise in compliance with this Section from any shareholder of record, the Board of Directors may adopt a resolution fixing a record date for the purpose of determining the shareholders entitled to demand that the Corporation call a special meeting, which date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors. Notwithstanding anything in this Section to the contrary, no record date shall be fixed if the Board of Directors determines that the demand or demands that would otherwise be submitted following such record date could not comply with the requirements set forth in clauses (ii), (iv), (v) or (vi) of Section 2.15(e).

d. Without qualification, a special meeting of the shareholders shall not be called pursuant to Section 2.2 unless shareholders of record as of the record date fixed in accordance with Section 2.15(c) who hold, in the aggregate, more than ten percent of the of all the votes entitled to be cast on any issue proposed to be considered at such meeting (the “Requisite Percentage”) timely provide one or more demands to call such special meeting in writing and in proper form to the secretary of the Corporation at the principal office of the Corporation. Only shareholders of record on the record date shall be entitled to demand that the Corporation call a special meeting of the shareholders pursuant to Section 2.2. To be timely, a shareholder’s demand to call a special meeting must be delivered to, or mailed and received at, the principal office of the Corporation not later than the seventieth day following the record date fixed in accordance with Section 2.15(c). To be in proper form for purposes of this Section, a demand to call a special meeting shall set forth (i) the business proposed to be conducted at the special meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (iii) with respect to any shareholder or shareholders submitting a demand to call a special meeting (except for any shareholder that has provided such demand in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A) (a “Solicited Shareholder”) the information required to be provided pursuant to this Section of a Requesting Person. A shareholder may revoke a demand to call a special meeting by written revocation delivered to the secretary at any time prior to the special meeting. If any such revocation(s) are received by the secretary after the secretary’s receipt of written demands from the holders of the Requisite Percentage of shareholders, and as a result of such revocation(s), there no longer are unrevoked demands from the Requisite Percentage of shareholders to call a special meeting, the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

e. The secretary shall not accept, and shall consider ineffective, a written demand from a shareholder to call a special meeting (i) that does not comply with this Section, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for shareholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the record date (the “Current Record Date”) to determine the shareholders entitled to submit such written demand, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date (other than the Current Record Date) was previously fixed and such demand is delivered between the time beginning on the day after such previous record date and ending on the one-year anniversary of such previous record date, (v) if a Similar Item will be submitted for shareholder approval at any shareholder meeting to be held on or before the date that is one hundred twenty days after the secretary receives such demand, or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the secretary of such demand to call a special meeting.

f. After receipt within seventy days of the record date so chosen of one or more written demands in proper form and in accordance with this Section from a shareholder or shareholders holding the Requisite Percentage, the Board of Directors shall duly call, and determine the place, date and time of, a special meeting of shareholders for the purpose or purposes and to conduct the business specified in the demands received by the Corporation. Notwithstanding anything in these Bylaws to the contrary, the Board of Directors may submit its own proposal or proposals for consideration at such a special meeting. The record date for determining the shareholders entitled to be given notice of and to vote at such a special meeting shall be fixed in accordance with Section 2.5 of these Bylaws. The Board of Directors shall provide written notice of such special meeting to the shareholders in accordance with Section 2.4 of these Bylaws.

g. In connection with a special meeting called in accordance with Section 2.2 and this Section, the shareholder or shareholders (except for any Solicited Shareholder) who requested that the Board of Directors fix a record date in accordance with this Section or who delivered a demand to call a special meeting to the secretary shall further update and supplement the information previously provided to the Corporation in connection with such request or demand, if necessary, so that the information provided or required to be provided in such request or demand pursuant to this Section shall be true and correct as of the record date for the special meeting and as of the date of the meeting or any adjournment or postponement thereof.

h. Notwithstanding anything in these Bylaws to the contrary, the secretary shall not be required to call a special meeting pursuant to Section 2.2 or this Section except in accordance with this Section. If the Board of Directors shall determine that any request to fix a record date or demand to call and hold a special meeting was not properly made in accordance with this Section, or shall determine that the shareholder or shareholders requesting that the Board of Directors fix such record date or submitting a demand to call the special meeting have not otherwise complied with this Section, then the Board of Directors shall not be required to fix a record date or to call and hold the special meeting. In addition to the requirements of this Section, each Requesting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a record date or demand to call a special meeting.

Section 2.16 Cumulative Voting. Cumulative voting shall not be allowed.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 Authority, Election and Tenure. All corporate power shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed by, a Board of Directors. The Board of Directors shall be elected at each annual meeting of shareholders. In an election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election shall be elected to the Board of Directors.

Section 3.2 Number and Qualification. In accordance with the Corporation’s Articles of Incorporation, the number of directors shall be at least three and not more than nine. Within that range, the number of directors shall be as stated by resolution of the Board of Directors from time to time (which latest enacted resolution shall be deemed a part of these Bylaws and is incorporated herein by reference), but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Directors must be natural persons at least eighteen years of age but need not be shareholders or residents of the State of Colorado.

Section 3.3 Regular Meetings. Regular meetings of the Board of Directors shall be held at such dates, times and places as may be determined by the Board of Directors. Regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting.

Section 3.4 Special Meetings. Special meetings of the Board of Directors may be called by the President at any time and shall be called by the President or the Secretary on the written request of any two directors.

Section 3.5 Place of Meetings. Any meeting of the Board of Directors may be held at such place or places either within or without the State of Colorado as shall from time to time be determined by the Board of Directors and as shall be designated in the resolution of the Board of Directors fixing the date, time and place of the regular meetings of the Board of Directors or in the notice of special meeting.

Section 3.6 Notice of Meetings. Notice of the date, time and place of each special meeting of directors shall be given to each director at least two days prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, telegraph, teletype, electronically transmitted facsimile, or other form of wire or wireless communication; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting, including without limitation notice sent by electronic mail, is effective at the earliest of: (a) the date received; (b) five days after it is deposited in the United States mail, properly addressed to the last address for the director shown on the records of the Corporation, first class postage prepaid; (c) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, postage prepaid, in the United States mail and if the return receipt is signed by or on behalf of the director to whom the notice is addressed.

Section 3.7 Quorum and Voting. A majority of the number of directors fixed by or in accordance with these Bylaws shall constitute a quorum at all meetings of the Board of Directors. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, except as otherwise required by the Act.

Section 3.8 Organization, Agenda and Procedure. The Chairman of the Board or, in the absence of the Chairman of the Board, the President shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors. The agenda of and procedure for such meetings shall be as determined by the Board of Directors.

Section 3.9 Resignation. Any director of the Corporation may resign at any time by giving written resignation notice to the Corporation or the Secretary of the Corporation at the Corporation’s principal office. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective, unless it so provides. A director who resigns may, but is not required to, deliver to the Secretary of State for filing a statement to that effect.

Section 3.10 Removal. Any director may be removed, either with or without cause, at any time, at a special meeting of the shareholders called and held for such purpose if the number of votes cast in favor of removal exceeds the number of votes cast against removal; provided, however, that if a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that director. A vacancy in the Board of Directors caused by any such removal may be filled by the Corporation’s shareholders at such meeting or, if the shareholders at such meeting shall fail to fill such vacancy, by the Board of Directors as provided in Section 3.11.

Section 3.11 Vacancies. If a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors: (i) the shareholders may fill the vacancy at the next annual meeting or at a special meeting called for that purpose; or (ii) the Board of Directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the Board of Directors, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. The term of a director elected to fill a vacancy pursuant to subparagraph (ii) or (iii) of the foregoing sentence expires at the next annual shareholders’ meeting. The term of a director elected to fill a vacancy pursuant to subparagraph (i) of this Section shall be the unexpired term of such director’s predecessor in office; except that, if the director’s predecessor had been elected to fill a vacancy pursuant to Subparagraph (ii) or (iii) of this Section, the term of a director elected pursuant to Subparagraph (i) of this Section shall be the unexpired term of the last predecessor elected by the shareholders. If the vacant directorship was held by a director elected by a voting group of shareholders and one or more of the remaining directors were elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by directors, and they may do so by the affirmative vote of a majority of such directors remaining in office; and only the holders of shares of that voting group are entitled to vote to fill such vacancy if it is filled by the shareholders.

Section 3.12 Executive and Other Committees. Except as otherwise required by the Act, the Board of Directors by resolution, may designate from among its members one or more committees, each of which, to the extent provided in the resolution and except as otherwise prescribed by the Act, shall have and may exercise all of the authority of the Board of Directors in the management of the Corporation, except that no committee shall: (i) authorize distributions; (ii) approve or propose to shareholders action that the Act requires to be approved by shareholders; (iii) fill vacancies on the Board of Directors or on any of its committees; (iv) amend the Articles of Incorporation; (v) adopt, amend, or repeal these Bylaws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors; or (viii) authorize or approve the issuance or sale of shares, or a contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that with respect to this clause (viii) the Board of Directors may authorize a committee to do so within limits specifically prescribed by the Board of Directors. The provision of these Bylaws governing meetings, action without meeting, notice, waiver of notice, and quorum and voting requirements of the Board of Directors shall apply to committees and the members thereof.

Section 3.13 Compensation of Directors. Each director may be paid such compensation as fixed from time to time by resolution of the Board of Directors, together with reimbursement for the reasonable and necessary expenses incurred by such director in connection with the performance of such director’s duties. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefor.

Section 3.14 Meeting by Telecommunication. One or more members of the Board of Directors or any committee designated by the Board of Directors may hold or participate in a meeting of the Board of Directors or such committee through the use of any means of communication by which all persons participating can hear each other at the same time.

Section 3.15 Presumption of Assent. A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken (i) unless his or her dissent shall be entered in the minutes of the meeting, (ii) or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.16 Limitation of Liability. To the fullest extent permitted by the Act, a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director. No repeal, amendment or modification of this Section, whether direct or indirect, shall eliminate or reduce its effect with respect to any act or omission of a director of the Corporation occurring prior to such repeal, amendment or modification.

ARTICLE IV

WAIVER OF NOTICE BY SHAREHOLDERS AND DIRECTORS AND ACTION

OF SHAREHOLDERS AND DIRECTORS BY CONSENT

Section 4.1 Waiver of Notice. A shareholder may waive any notice required by the Act or by the Articles of Incorporation or these Bylaws, and a director may waive any notice of a directors’ meeting, whether before or after the date or time stated in the notice as the date or time when any action will occur or has occurred. The waiver shall be in writing, be signed by the shareholder or director entitled to the notice, and be delivered to the Corporation for inclusion in the minutes or filing with the corporate records, but such delivery and filing shall not be conditions of the effectiveness of the waiver. Attendance of a shareholder at a meeting waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented. A director’s attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her later arrival, objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting, or if special notice was required of a particular purpose pursuant to the Act, the director objects to transacting business with respect to the purpose for which such special notice was required and does not thereafter vote for or assent to action taken at the meeting with respect to such purpose.

Section 4.2 Action Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders, directors or members of an executive or other committee, as applicable, may be taken without a meeting if all shareholders entitled to vote with respect to such action, or all directors or all members of an executive or other committee, as the case may be, give written consent to such action in writing. The record date for determining shareholders entitled to take action without a meeting is the date a writing upon which the action is taken, pursuant to this Section, is first received by the Corporation. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this Section may revoke such consent by a writing signed by such shareholder describing the action and stating that the shareholder’s prior consent thereto is revoked, if such writing is received by the Corporation before the effectiveness of the action. Action taken without a meeting shall be effective: in the case of an action of shareholders, as of the date the last writing necessary to effect the action is received by the Corporation unless all of the writings necessary to effect the action specify another date, which may be before or after the date the writings are received by the Corporation; and in the case of directors’ action, action is taken when the last director signs a writing describing the action taken unless before such time the Secretary has received a written revocation of the consent of any other director, and any action so taken shall be effective at the time taken unless the directors specify a different effective date.

ARTICLE V

OFFICERS

Section 5.1 Election and Tenure. The officers of the Corporation shall consist of a Chairman of the Board, a President, a Secretary and Treasurer, each of whom shall be appointed annually by the Board of Directors. The Board of Directors may also designate and appoint such other officers and assistant officers as may be deemed necessary. The Board of Directors may delegate to any such officer the power to appoint or remove subordinate officers, agents or employees. Any two or more offices may be held by the same person. Each officer so appointed shall continue in office until a successor shall be appointed and shall qualify, or until the officer’s earlier death, resignation or removal. Each officer shall be a natural person who is eighteen years of age or older.

Section 5.2 Resignation, Removal and Vacancies. Any officer may resign at any time by giving written notice of resignation to the Board of Directors or the President. Such resignation shall take effect when the notice is received by the Corporation unless the notice specifies a later effective date, and acceptance of the resignation shall not be necessary to render such resignation effective. Any officer may at any time be removed by the Board of Directors. If any office becomes vacant for any reason, the vacancy may be filled by the Board of Directors. An officer appointed to fill a vacancy shall be appointed for the unexpired term of such officer’s predecessor in office and shall continue in office until a successor shall be elected or appointed and shall qualify, or until such officer’s earlier death, resignation or removal. The appointment of an officer shall not itself create contract rights in favor of the officer, and the removal of an officer does not affect the officer’s contract rights, if any, with the Corporation and the resignation of an officer does not affect the Corporation’s contract rights, if any, with the officer.

Section 5.3 Chairman of the Board. The Chairman of the Board shall preside at meetings of the Board of Directors and shall give counsel and advice to the Board of Directors and the officers of the Corporation on all subjects concerning the welfare of the Corporation and the conduct of its business. The Chairman of the Board of Directors shall perform all other duties incident to the office of the Chairman of the Board and such other duties as the Board may from time to time determine.

Section 5.4 President. The President shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation. The President shall, when present, preside at all meetings of the shareholders. The President in general shall perform all duties incident to the office of President and such other duties as may be assigned by the Board of Directors from time to time.

Section 5.5 Vice Presidents. The Vice Presidents, if any, shall perform such duties and possess such powers as from time to time may be assigned to them by the Board of Directors or the President. In the absence of the President or in the event of the inability or refusal of the President to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of the election or appointment of the Vice Presidents) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President.

Section 5.6 Secretary. The Secretary shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the President. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of Secretary including, without limitation, the duty and power to give notice of all meetings of shareholders and the Board of Directors, the preparation and maintenance of minutes of the directors’ and shareholders’ meetings and other records and information required to be kept by the Corporation and for authenticating records of the Corporation, and to be custodian of the corporate seal and to affix and attest to the same on documents, the execution of which on behalf of the Corporation is authorized by these Bylaws or by the action of the Board of Directors.

Section 5.7 Treasurer. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of Treasurer including, without limitation, the duty and power to keep and be responsible for all funds and securities of the Corporation, to deposit funds of the Corporation in depositories selected in accordance with these Bylaws, to disburse such funds as ordered by the Board of Directors, making proper accounts thereof, and to render as required by the Board of Directors statements of all these transactions taken as Treasurer and of the financial condition of the Corporation.

Section 5.8 Assistant Secretaries and Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors. In the absence, inability or refusal to act of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election or appointment, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

Section 5.9 Compensation. Officers of the Corporation shall be entitled to such salaries, emoluments, compensation or reimbursement as shall be fixed or authorized from time to time by the Board of Directors.

ARTICLE VI

INDEMNIFICATION

Section 6.1 Indemnification. To the extent permitted or required by the Act and any other applicable law, if any director or officer of the Corporation is made a party to or is involved in any proceeding because such person is or was a director or officer of the Corporation, the Corporation shall (i) indemnify such person from and against any liability, including but not limited to expenses of investigation and preparation, expenses in connection with appearance as a witness, and fees and disbursements of counsel, accountants or other experts, incurred by such person in such proceeding, and (ii) advance to such person expenses incurred in such proceeding. The Corporation may in its discretion, but is not obligated in any way to, indemnify and advance expenses to an employee or agent of the Corporation to the same extent as to a director or officer, and the Corporation may indemnify an employee, fiduciary, or agent of the Corporation to a greater extent than expressly permitted herein for officers and directors if not inconsistent with public policy.

Section 6.2 Provisions Not Exclusive. The foregoing provisions for indemnification and advancement of expenses are not exclusive, and the Corporation may at its discretion provide for indemnification or advancement of expenses in a resolution of its shareholders or directors, in a contract or in its Articles of Incorporation.

Section 6.3 Effect of Modification. Any repeal or modification of the foregoing provisions of this Article for indemnification or advancement of expenses shall not affect adversely any right or protection stated in such provisions with respect to any act or omission occurring prior to the time of such repeal or modification. If any provision of this Article or any part thereof shall be held to be prohibited by or invalid under applicable law, such provision or part thereof shall be deemed amended to accomplish the objectives of the provision or part thereof as originally written to the fullest extent permitted by law, and all other provisions or parts shall remain in full force and effect.

Section 6.4 Definitions. As used in this Article, the following terms have the following meanings:

a. Act. When used with reference to an act or omission occurring prior to the effectiveness of any amendment to the Act which occurs after the effectiveness of the adoption of this Article, the term “Act” shall include such amendment only to the extent that the amendment permits a corporation to provide broader indemnification rights than the Act permitted prior to the amendment.

b. Corporation. The term “Corporation” includes any domestic or foreign entity that is a predecessor of the Corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

c. Director or Officer. A “director” or “officer” is an individual who is or was a director or officer of the Corporation or an individual who, while a director or officer of the Corporation, is or was serving at the Corporation’s request as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign corporation or other person or entity or of an employee benefit plan. A director or officer is considered to be serving an employee benefit plan at the Corporation’s request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, the director or officer to the plan or to participants in or beneficiaries of the plan. The terms “director” and “officer” include, unless the context requires otherwise, the estate or personal representative of a director, or officer.

d. Liability. The term “liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine (including any excise tax assessed with respect to an employee benefit plan), or reasonable expenses.

e. Proceeding. The term “proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

Section 6.5 Insurance. The Corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the Corporation, or who, while a director, officer, employee, fiduciary, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign corporation or other person or entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from his or her status as a director, officer, employee, fiduciary, or agent, whether or not the Corporation would have power to indemnify the person against the same liability under the Act. Any such insurance may be procured from any insurance company designated by the Board of Directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the Corporation has an equity or any other interest through stock ownership or otherwise.

Section 6.6 Expenses as a Witness. The Corporation may pay or reimburse expenses incurred by a director, officer, employee, fiduciary, or agent in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 6.7 Notice to Shareholders. If the Corporation indemnifies or advances expenses to a director under this Article in connection with a proceeding by or in the right of the Corporation, the Corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the Board of Directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

ARTICLE VII

EXECUTION OF INSTRUMENTS; LOANS; CHECKS AND ENDORSEMENTS;

DEPOSITS; PROXIES

Section 7.1 Execution of Instruments. The President or any Vice President shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation, except as otherwise provided in these Bylaws or when the execution and delivery of the instrument shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 7.2 Borrowing. No loan shall be contracted on behalf of the Corporation, and no evidence of indebtedness for borrowed money shall be issued, endorsed or accepted in its name, unless authorized by the Board of Directors or a committee designated by the Board of Directors to so act. Such authority may be general or confined to specific instances. When so authorized, an officer may (a) effect loans at any time for the Corporation from any bank or other entity and for such loans may execute and deliver promissory notes or other evidences of indebtedness of the Corporation; and (b) mortgage, pledge or otherwise encumber any real or personal property, or any interest therein, owned or held by the Corporation as security for the payment of any loans or obligation of the Corporation, and to that end may execute and deliver for the Corporation such instruments as may be necessary or proper in connection with such transaction.

Section 7.3 Checks and Endorsements. All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness, bills of lading, warehouse receipts, trade acceptances and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

Section 7.4 Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation’s credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

Section 7.5 Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the President or any Vice President: (i) may from time to time appoint one or more agents of the Corporation, in the name and on behalf of the Corporation, (A) to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or other entity whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association or other entity, or (B) to consent in writing to any action by such other corporation, association or other entity; (ii) may instruct the person so appointed as to the manner of casting such votes or giving such consent; and (iii) may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as may be deemed necessary or proper.

ARTICLE VIII

SHARES OF STOCK

Section 8.1 Certificates of Stock. The shares of the Corporation may but need not be represented by certificates. Unless the Act or another law expressly provides otherwise, the fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders. If the shares are represented by certificates, such certificates shall be signed either manually or in facsimile by the President and the Secretary or such other representatives of the Corporation as are designated by the Board of Directors. If the person who signed, either manually or in facsimile, a share certificate, no longer holds office when the certificate is issued, the certificate is nevertheless valid. Every certificate representing shares issued by the Corporation shall state the number and class of shares and the designation of the series, if any, the certificate represents, and shall otherwise be in such form as is required by law and as the Board of Directors shall prescribe.

Section 8.2 Shares Without Certificates. The Board of Directors may authorize the issuance of any class or series of shares of the Corporation without certificates. Such authorization shall not affect shares already represented by certificates until they are surrendered to the Corporation. Within a reasonable time following the issue or transfer of shares without certificates, the Corporation shall send the shareholder a complete written statement of the information required on certificates by the Act.

Section 8.3 Record. A record shall be kept of the names and addresses of the Corporation’s shareholders, in a form that permits preparation of a list of shareholders that is arranged by voting group and within each voting group by class or series of shares, that is alphabetical within each class or series, and that shows the addresses of, and the number of shares of each class and series and the date of issuance of the shares (and in case of cancellation, the date of cancellation) held by, each shareholder. The person or other entity in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof, and thus a holder of record of such shares of stock, for all purposes as regards the Corporation.

Section 8.4 Cancellation of Certificates. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and canceled, except as herein provided with respect to lost, stolen or destroyed certificates.

Section 8.5 Lost, Stolen or Destroyed Certificates. Any shareholder claiming that his or her certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of that fact and lodge the same with the secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the Corporation not exceeding an amount double the value of the shares as represented by such certificate (the necessity for such bond and the amount required to be determined by the president and treasurer of the Corporation), the Corporation may issue (i) a new certificate of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed; or (ii) uncertificated shares in place of the certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, if the issuance of uncertificated shares has been authorized by the Board of Directors pursuant to Section 8.2.

Section 8.6 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, and evidence of compliance with applicable securities laws and other restrictions, it shall be the duty of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the shareholder entitled thereto, cancel the old certificate and record the transaction upon the Corporation’s books. Upon the surrender of any certificate for transfer, such certificate shall at once be conspicuously marked on its face “Cancelled” and filed with the permanent stock records of the Corporation.

Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the Corporation. If the Corporation has a transfer agent or registrar acting on its behalf, the signature of any officer or representative thereof may be in facsimile.

As against the Corporation, a transfer of shares can be made only on the books of the Corporation and in the manner provided in this Section, and the Corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as provided under the Act.

Section 8.7 Transfer Agents and Registrars; Regulations. The Board of Directors may appoint one or more transfer agents or registrars with respect to shares of the stock of the Corporation. The Board of Directors may make such rules and regulations as it may deem expedient and as are not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation.

ARTICLE IX

FISCAL YEAR

The fiscal year of the Corporation shall be the year established by the Board of Directors.

ARTICLE X

CORPORATE RECORDS

Section 10.1 Corporate Records. The Corporation shall comply with the provisions of the Act regarding maintenance of records and shall keep such records at such place as the Act may designate or, if the Act does not designate the place for such records, then at such place or places as may be from time to time designated by the Board of Directors.

Section 10.2 Addresses of Shareholders. Each shareholder shall furnish to the Secretary of the Corporation or the Corporation’s transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any shareholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such shareholder at such shareholder’s address last known to the Secretary or transfer agent.

Section 10.3 Inspection of Corporate Records. Shareholders shall have those rights to inspect and copy the Corporation’s records as provided in the Act.

Section 10.4 Distribution of Financial Statements. Upon the written request of any shareholder of the Corporation, the Corporation shall mail to such shareholder its last annual and most recently published financial statement, if any.

Section 10.5 Audits of Books and Accounts. The Corporation’s books and accounts may be audited at such times and by such auditors as shall be specified and designated by resolution of the Board of Directors.

ARTICLE XI

EMERGENCY BYLAWS AND ACTIONS

Subject to repeal or change by action of the shareholders, the Board of Directors may adopt emergency Bylaws and exercise other powers in accordance with and pursuant to the provisions of the Act.

ARTICLE XII

AMENDMENTS

The Board of Directors may amend or repeal these Bylaws or adopt new bylaws. The shareholders may also amend or repeal these Bylaws or adopt new bylaws as provided in the Act.